                               SECOND AMENDMENT
                                      TO
                            PARTICIPATION AGREEMENT


     This SECOND AMENDMENT TO PARTICIPATION AGREEMENT (THIS "AMENDMENT") is entered into as of August 15, 1997 by and among Smart & Final Inc., a Delaware corporation, Smart & Final Stores Corporation, a California corporation, and Port Stockton Food Distributors, Inc., a California corporation, Fleet National Bank, a national banking association, Credit Lyonnais Los Angeles Branch, a branch duly licensed under the laws of California of a banking corporation organized and existing under the laws of the Republic of France, Bank Leumi Le-Israel B.M., a banking corporation organized and existing under the laws of Israel, The Fuji Bank, Limited, Los Angeles Agency, an agency duly licensed under the laws of California of a banking corporation organized and existing under the laws of Japan, The Industrial Bank of Japan, Limited, Los Angeles Agency, an agency duly licensed under the laws of California of a banking corporation organized and existing under the laws of Japan, and Via Banque, S.A., a banking corporation organized and existing under the laws the Republic of France, Credit Lyonnais Leasing Corp., a Delaware corporation, and Credit Lyonnais New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France.

     WHEREAS, each of the parties hereto has entered into that certain First Amendment and Restatement dated as of June 20, 1997 to that certain Participation Agreement dated as of December 15, 1994 (as so amended and restated, the "Participation Agreement"); and

     WHEREAS, each of the parties hereto desire to amend the Participation Agreement to correct the definition of Consolidated Cash Flow as used therein.

     NOW, THEREFORE, the Parties hereto agree as follows (capitalized terms used herein but not otherwise defined herein having the meaning ascribed to them in the Participation Agreement):

  1.  Amendments.  The definition of "Consolidated Cash Flow" as set forth in
      -----------
Exhibit A to the Participation Agreement shall be amended and restated in its entirety to read as follows:

  " `Consolidated Cash Flow' shall mean, at any date and for any period, the sum of consolidated net income (excluding non-cash unusual items and minority interest in earnings for such period), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period."

2.  Governing Law.   This Amendment shall be governed by the laws of the State
    -------------
of New York without regard to the conflict of laws rules thereof.


3.  Counterparts.  This Amendment may be executed in any number of
    -------------
counterparts, all of which, taken together, shall constitute one complete document.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                       as Lender

                       By:  /s/ Dianne M. Scott
                            -------------------

                       Its:  Vice President and Manager
                             --------------------------


                       THE FUJI BANK, LIMITED, LOS ANGELES
                       AGENCY as Lender

                       By:  /s/ Masahito Fukuda
                            -------------------

                       Its:  Joint General Manager
                             ---------------------


                       BANK LEUMI LE-ISRAEL B.M., as Lender

                       By:  /s/ Jacques Delvoy
                            ------------------

                       Its:  Vice President
                             --------------


                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                       LOS ANGELES AGENCY, as Lender

                       By:  /s/ Vicente L. Timiraos
                            -----------------------

                       Its:  Sr. V.P. & Sr. Mgr.
                             -------------------

                        VIA BANQUE, S.A., as Lender

                        By:  /s/ Christel Prot
                             -----------------

                        Its:  Sous-Directeur
                              --------------

                        By:  /s/ Pascal Arnoult
                             ------------------

                        Its:  Directeur
                              ---------


                        CREDIT LYONNAIS NEW YORK BRANCH,
                        as Agent

                        By:  /s/ David Fink
                             --------------

                        Its:  First Vice President
                              --------------------


                        CREDIT LYONNAIS LEASING CORP.,
                        as Equity Participant

                        By:  /s/ L.M. Wertheim
                             -----------------

                        Its:  Vice President/Secretary
                              ------------------------


                        SMART & FINAL, INC.
                        as Lessee

                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  Sr. V.P.
                              --------


                        FLEET NATIONAL BANK
                        not in its individual capacity, but solely as owner Trustee under the Trust Agreement, as the Lessor

                        By:  /s/ E.C. Hammer
                             ---------------

                        Its:  Attorney in Fact
                              ----------------
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                        SMART & FINAL STORES CORPORATION,
                        as Permitted Sublessee

                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  Sr. V.P.
                              --------


                        PORT STOCKTON FOOD DISTRIBUTORS, INC.
                        as Permitted Sublessee


                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  Secretary
                              ---------